UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2007

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - Capital InternationalSM]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: global map]

Semi-annual report for the six months ended December 31, 2007

Dear shareholders:

Emerging markets registered solid gains as robust economies in several countries — including China, India, Brazil and Russia — tempered concerns about deteriorating global credit markets and slowing growth in the U.S. Sustained demand for commodities also provided a substantial boost. For the six-month period ended December 31, 2007, the net asset value of the Emerging Markets Growth Fund rose 15.5%, with distributions reinvested, compared to 18.6% for its benchmark.*

The rise in equity markets was characterized by substantial volatility. Stocks fell in August amid credit-related market turmoil in the U.S. and Europe, rallied in September and October along with global markets in response to monetary easing by the U.S. Federal Reserve, then slid again in late November as fears of a global slowdown resurfaced.

Market review

Results diverged significantly by market and by sector. Energy outpaced the other sectors by a wide margin, rising 44% on the back of escalating crude oil prices. Telecommunication services, materials and industrials — all sectors more dependent on demand from developing rather than developed economies — advanced between 20% and 30%. Financials stocks, which largely escaped the problems afflicting Western banks, registered a 15% gain with shares rising sharply in the “BRIC” economies of Brazil, Russia, India and China. Information technology stocks, which tend to rely more on the U.S. economy, fell 4%, while consumer discretionary stocks, which are more susceptible to a cyclical slowdown, rose only 3%.

[Begin Sidebar]
EMGF total returns vs. MSCI Emerging Markets Index (stacked) for periods ended 12/31/07 (with distributions reinvested)

			MSCI
	Emerging		Emerging
	Markets		Markets
	Growth Fund	Annualized	Index*		Annualized

6 months	15.5%	—%	18.6%		—%
12 months	38.6	—	39.4		—
3 years	161.8	37.8	146.9		35.2
5 years	378.8	36.8	383.1		37.0
10 years	284.3	14.4	280.5		14.3
Lifetime	4,844.6	19.8	—	†	—	†
(since 5/30/86)
[End Sidebar]

*The MSCI Emerging Markets Investable Market Index (“EM IMI”) was adopted as the fund’s benchmark, effective December 1, 2007, as it better reflects the fund’s investment universe. Returns for the “MSCI Emerging Markets Index (stacked)” were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000; the MSCI Emerging Markets Index with net dividends from January 1, 2001, to November 30, 2007; and the MSCI EM IMI with net dividends reinvested from December 1, 2007, to December 31, 2007. For the one-month period ended December 31, 2007, the fund’s return was 1.27%, with dividends reinvested. The MSCI Emerging Markets Index and the MSCI EM IMI gained 0.35% and 0.38%, respectively, over the same one-month period. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

†MSCI Emerging Markets Index did not start until December 31, 1987.

[Begin sidebar]
Percentage changes for markets and sectors are based on the MSCI Emerging Markets Index, with net dividends reinvested, and are for the six-month period ended December 31, 2007, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, may be subject to additional risks, such as currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End sidebar]

Materials and industrials benefited as commodities gained and the improved government finances in several countries boosted spending on infrastructure needs, such as transportation and power generation. France’s Lafarge, the world’s largest cement maker, announced plans to acquire the cement division of Egypt’s Orascom Construction, thereby becoming the largest cement producer in the Middle East and highlighting the global trend toward consolidation in the cement industry. The information technology sector declined on continued softness in chip prices, concerns over the impact of a stronger rupee on India’s export-driven technology service providers and expectations of slowing demand from the U.S.
Equity markets surged in the large and vibrant economies of Brazil, Russia, India and China, with gains ranging from 28% for Russia to 48% for India. Countries where economic policies have been moving in a positive direction — Egypt, Turkey and Indonesia — also witnessed a sharp rise in stocks. Mexican stocks fell, however, hampered by close ties to the U.S. economy. Taiwanese equities also declined, weighed down by the weak performance of information technology stocks.

China dominated headlines and investor attention, propelled by a string of successful initial public offerings (IPOs) and the fastest pace of GDP growth in more than a decade. Chinese Internet search engine Alibaba’s issue of the world’s largest Internet-related IPO since Google and PetroChina’s $8.9 billion inaugural offering on the Shanghai stock exchange highlighted surging domestic retail interest in Chinese stocks. Worries about the overvaluation of domestic A-share stocks and the possible deflation of an asset bubble persisted throughout the period, and several large companies, including PetroChina, declined in December.

After announcing in August that mainland residents would be allowed to invest in the Hong Kong stock market, the Chinese government said in September that unspecified limits would be imposed to prevent a disruptive rush to Hong Kong’s lower-priced shares. Longstanding restrictions on capital movement have kept China’s $2.2 trillion in household savings within the mainland, contributing to investor concerns about the market overheating. Authorities allowed the renminbi to appreciate to the highest level on record against the U.S. dollar, with the currency gaining about 4% for the period. Telecommunication services and energy stocks led Chinese markets, with China Mobile among the largest contributors to the MSCI China Index’s 37% advance.

[Begin Sidebar]
10 largest equity holdings
	Percent of net	Percent of price change for six
	assets as of	months ended
	12/31/07	12/31/07*

América Móvil	3.2%	–1.0%
OAO Gazprom	3.0	35.9
Taiwan Semiconductor	2.4	–12.1
Samsung Electronics	2.3	–5.2
Hon Hai Precision	2.1	–14.6
Orascom Construction	1.8	57.8
Telekomunikasi Indonesia	1.6	.1
GOME Electrical Appliances Holding	1.4	65.1
DLF	1.1	109.1
Orascom Telecom Holding	1.1	28.1
Total	20.0%

*The percentage change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

India’s domestic stock market touched a record high in October amid strong foreign capital flows, pushing the rupee to its highest level in more than nine years and prompting the nation’s securities regulator to tighten rules for international investors. The economy showed signs of slowing from its heady pace but still maintained an annualized GDP growth of 8.9% in the third quarter. In other developments, a previously agreed-upon civilian nuclear contract with the U.S. fell through in October, setting back prospects for progress in nuclear power generation.

South Korea shares posted mixed results. Strong demand in Asia and the Persian Gulf supported gains in the materials and industrials sectors as steelmakers POSCO and Hyundai Steel led South Korean markets. Consumer discretionary, financials and information technology stocks posted weak results, with Samsung Electronics among the emerging markets’ major detractors to returns. Opposition candidate Lee Myung-bak was elected South Korea’s president in December, ending a decade of liberal rule by Kim Dae-jung and his successor Roh Moo-hyun.

[Begin Sidebar]
Where the fund’s assets were invested

	Percent of net assets			MSCI EM Index[1]		Value of holdings 12/31/07
	12/31/06	6/30/07	12/31/07	6/30/07	12/31/07	(in thousands)
Asia-Pacific
China	9.6%	10.3%	9.7%	12.7%	15.9%	$1,584,330
Hong Kong	1.5	1.1	1.2	—	—	197,362
India	6.5	5.5	7.1	6.4	8.3	1,150,987
Indonesia	3.4	2.2	2.7	1.6	1.7	435,179
Malaysia	3.9	4.4	4.7	2.7	2.5	771,402
Philippines	.8	1.0	1.3	.6	.5	210,198
Singapore	.2	.9	1.3	—	—	205,890
South Korea	11.0	10.3	9.2	15.6	14.3	1,499,084
Sri Lanka	.1	.2	.2	—	—	27,553
Taiwan	11.9	11.2	9.7	12.5	9.9	1,582,072
Thailand	1.5	1.3	1.7	1.4	1.3	271,876
Vietnam	.4	.3	.1	—	—	18,807
	50.8	48.7	48.9	53.5	54.4	7,954,740
Latin America
Argentina	.4	.3	.4	.7	.4	68,957
Brazil	9.6	12.6	7.2	11.2	13.4	1,177,443
Chile	.5	.5	.4	1.6	1.2	62,695
Colombia	.3	.4	.4	.3	.3	57,779
Dominican Republic	—	—	—	—	—	665
Mexico	7.7	6.1	5.9	6.0	4.5	953,516
Peru	.1	—	—	.6	.6	—
Venezuela	—	—	—	—	—	1,239
	18.6	19.9	14.3	20.4	20.4	2,322,294

Eastern Europe and Middle East
Croatia	—	—	.1	—	—	17,034
Czech Republic	.1	—	—	.8	.8	—
Hungary	.4	—	—	1.1	.8	—
Israel	2.5	2.1	1.8	2.3	2.1	297,213
Kazakhstan	.2	.5	.4	—	—	73,065
Oman	.1	.3	.3	—	—	45,404
Pakistan	—	.1	.1	.2	.1	17,449
Poland	.4	.2	.5	1.9	1.7	78,338
Russia	5.3	6.4	11.7	9.5	10.1	1,909,880
Turkey	3.4	2.8	1.7	1.6	1.7	275,206
United Arab Emirates	.1	.1	.1	—	—	18,160
	12.5	12.5	16.7	17.4	17.3	2,731,749
Africa
Egypt	2.0	2.7	3.6	.8	.8	585,469
Morocco	.1	.1	.1	.3	.3	15,291
South Africa	8.7	7.9	6.0	7.5	6.7	975,370
	10.8	10.7	9.7	8.6	7.8	1,576,130
Other markets[2]
Canada	.4	.5	.5			79,885
Germany	—	.2	.2			24,066
Netherlands	.2	—	.1			15,727
Sweden	.1	.1	—			—
United Kingdom	.7	1.0	1.1			182,862
United States of America	.6	.7	.8			130,479
	2.0	2.5	2.7			433,019
Multinational	.5	.6	.6			100,654
Other[3]	1.1	1.2	1.4			235,027
Cash & equivalents less liabilities
	3.7	3.9	5.7			922,068
Total net assets	100.0%	100.0%	100.0%			$16,275,681

[1] MSCI Emerging Markets Index also includes Jordan (0.1% at 6/30/07 and 0.1% at 12/31/07). A dash indicates that the market is not included in the index. Source: MSCI.
[2] Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3] Includes stocks in initial period of acquisition.
[End sidebar]

[Begin Sidebar]
Percent change in key markets*
	Six months
	ended 12/31/07
	Expressed	Expressed
	in U.S.	in local
	dollars	currency

Asia-Pacific
China	36.7%	36.4%
India	48.2	43.4
Indonesia	36.1	41.5
Malaysia	13.5	8.7
Philippines	7.0	–4.5
South Korea	8.7	10.2
Taiwan	–1.8	–3.1
Thailand	19.7	16.8

Latin America
Argentina	–8.1	–6.2
Brazil	36.6	26.3
Chile	–4.3	–9.5
Colombia	3.5	6.7
Mexico	–6.3	–5.3
Peru	16.5	14.4

Eastern Europe and Middle East
Czech Republic	30.2	11.3
Hungary	–7.0	–11.6
Israel	14.5	4.8
Pakistan	–3.0	–1.1
Poland	2.6	–9.4
Russia	28.0	26.7
Turkey	31.7	18.2

Africa
Egypt	38.9	34.7
Morocco	16.4	9.1
South Africa	7.4	4.1

Other markets
Jordan	19.2	19.3

Emerging Markets Growth Fund	15.5

*The market indices, compiled by MSCI, are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[End Sidebar]

Taiwanese stocks weakened throughout the period, hampered by Taiwan’s export-dependent economy and sharp declines in the information technology, financials and consumer discretionary sectors. Sluggish results from software companies Hon Hai Precision and Taiwan Semiconductor Manufacturing weighed heavily on the market.

Indonesian stocks touched record highs, boosted by rising prices for commodities, particularly palm oil. Malaysian stocks rose 13%, supported by an improving economy. Thai stocks also gained considerably after Thailand relaxed several foreign exchange controls imposed in late 2006 to stem currency appreciation. At the end of the year, Thailand’s first election since the September 2006 military coup that ousted prime minister Thaksin Shinawatra awarded the most seats to the Thaksin-friendly People’s Power Party, though the party fell short of a parliament majority.

Latin American stocks declined for the most part. Brazil, however, posted strong gains, lifted by oil producer Petrobras and mining giant Vale do Rio Doce (CVRD). Brazilian stocks benefited from an expanding domestic economy, declining interest rates and the global commodities boom, especially for agricultural products, which are among the nation’s largest exports. Mexican stocks declined, with materials and consumer discretionary posting the weakest results, hurt by Cemex and media company Grupo Televisa. Former first lady Cristina Fernández de Kirchner was elected president of Argentina in October.

Russian stocks were buoyed by energy giant Gazprom and Russian telecom provider VimpelCom. Gazprom announced a partnership with French company Total in July to develop the Shtokman field, the world’s second-biggest natural gas reserve. President Vladimir Putin accepted a December offer to become Russia’s prime minister under his newly chosen successor, Dmitry Medvedev, indicating that Putin may maintain power after leaving office.

South African stocks did not keep up with the broader emerging markets, dragged down by the consumer discretionary sector and relatively weak results from resource companies. Several major gold stocks, such as Harmony Gold, fell sharply. The South African central bank increased its key interest rate to 11% in an effort to combat inflation, which reached a four-year high of 7.9% in November. On the political front, Jacob Zuma was elected leader of South Africa’s ruling African National Congress, defeating President Thabo Mbeki and raising speculation over the ANC’s candidate for the 2009 presidential election.

Turkish stocks rose more than 30%, bolstered by a resounding parliamentary victory for the ruling AK Party, declining interest rates, improving public finances and greater political stability. Abdullah Gül became Turkey’s president in August, three months after an earlier effort to elect him triggered a political crisis and early elections.

Most emerging markets currencies appreciated against the U.S. dollar, with the Turkish lira, Brazilian real and Chilean peso gaining noticeable ground. Several central banks including South Africa, Mexico, China, India and South Korea raised rates, pressured by rising food and energy prices, though Turkey, Brazil and the Philippines lowered rates.

Portfolio review

Fund results were strong for the six-month period ended December 31, 2007, but were lower than those of its benchmark.* The fund benefited from stock selection in various areas of consumer economies, including food products, beverages, specialty retail, automobiles, and textiles, apparel and luxury goods. Chinese electronics retailer GOME, Hong Kong land company CC Land Holdings and luxury hotel chain Shangri-La Asia were among the top contributors to fund results.

*The MSCI Emerging Markets Investable Market Index (“EM IMI”) was adopted as the fund’s benchmark, effective December 1, 2007, as it better reflects the fund’s investment universe. Returns for the “MSCI Emerging Markets Index (stacked)” were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000; the MSCI Emerging Markets Index with net dividends from January 1, 2001, to November 30, 2007; and the MSCI EM IMI with net dividends reinvested from December 1, 2007, to December 31, 2007. For the one-month period ended December 31, 2007, the fund’s return was 1.27%, with dividends reinvested. The MSCI Emerging Markets Index and the MSCI EM IMI gained 0.35% and 0.38%, respectively, over the same one-month period. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

Rising demand for agricultural commodities such as sugar and palm oil, which can be used as an alternative fuel, also benefited fund returns. Palm oil producers IOI of Malaysia and Singapore-based Wilmar contributed to results, while beverage conglomerate United Spirits of India and meat producer Perdigão of Brazil also helped returns.

The fund’s investments in Russia have grown, particularly among steel, and metals and mining companies, including steel group Evraz, Magnitogorsk Iron and Steel Works, Novolipetsk Steel, and potash producer Uralkali. Share prices for these companies rose amidst strong sales and profits, boosted by a robust domestic economy that grew at a 7% annualized rate in 2007.

Against this backdrop, we gradually increased our investments in Russian oil and gas companies over the period on the view that the valuations of many stocks have become attractive relative to oil companies in both the emerging markets and the developed world. We significantly added to our holdings in Gazprom, which was the fund’s second-largest holding at the end of the period. Gazprom is one of the world’s largest gas companies and controls all natural gas exported from Russia.

The fund’s underweight position in the energy sector compared to the MSCI Emerging Markets Index detracted from results, including its lack of sufficient investment in Brazil’s Petrobras and the Indian petrochemicals conglomerate Reliance Industries. The fund’s investment in China Shenhua Energy was beneficial as shares of China’s largest coal producer gained 70% amid growing demand for coal.

Holding relatively few shares of a number of mega-cap stocks that rose sharply during the period, such as Brazilian iron ore producer CVRD, Chinese cellular provider China Mobile and China Life Insurance, also detracted from results.

On the other hand, we held several investments in small- and mid-cap companies and the selection of stocks in these market-capitalization ranges benefited results. Many of these companies are privately run entrepreneurial enterprises catering to domestic demand, and shares rose in the aggregate. However, as investors turned more defensive amid weakening global economies and rising inflationary pressures, mega-cap stocks generally did better than small-cap stocks.

The fund’s overweight position in telecommunication services stocks proved favorable, as telecommunication services and other sectors associated with steady earnings held a comparative advantage during the recent period of market turmoil. However, two of the fund’s largest telecom holdings — Telekom Indonesia and América Móvil — lagged the market. Telekom Indonesia suffered partly due to a rotation by domestic investors out of telecoms and into commodities, but also as a result of increased competition in the wireless business. América Móvil retreated amid a broader sell-off in Mexico, even though the revenues and profits remained strong for the wireless cellular provider. América Móvil was the fund’s largest holding at the end of the period.

Many of the fund’s information technology holdings weighed on results. Shares of Taiwan Semiconductor Manufacturing fell 12%, and those of electronics components manufacturer Hon Hai Precision declined 15% on concerns over rising costs and emerging competition from smaller Chinese manufacturers. Indian technology services provider Infosys Technologies, which derives most of its revenue by selling services to U.S. companies, fell 6% on worries over sales volumes due to the rupee’s sharp appreciation against the U.S. dollar and expectations of a slowing U.S. economy. The decision not to invest in several smaller technology companies that posted double-digit losses helped the portfolio.

Several investments in the industrials sector contributed to returns including construction companies that benefited from the construction boom in the Middle East, such as Orascom Construction of Egypt and Murray & Roberts of South Africa. Mexican toll road company Empresas ICA and Indian wind energy company Suzlon Energy also helped, though the fund’s investment in Malaysian container company Transmile detracted from results. Transmile shares fell after accounting inconsistencies were discovered by auditors.

During the period, we increased our investments in the energy sector and reduced our holdings in financials. In our view, although emerging markets financials stocks have weathered the recent market turmoil better than their developed market counterparts, we believe they could come under some stress should the global economy slow down sharply and credit markets weaken further. Moreover, loan underwriting standards have been lax in some markets and questions remain concerning the quality of banks’ loan books, prompting us to limit investments in this area.

Outlook

Emerging markets equities held their ground during a period of substantial market turbulence, underscoring the resilience of the asset class. In a reversal of the 1997 Asian financial crisis, emerging markets came to be seen as the source of economic and financial market stability, while the U.S. was the epicenter of market troubles. Asian sovereign wealth funds provided a large part of the financing for several troubled Western banks, highlighting the increased participation of emerging markets institutions in global markets and the contribution of the Asian savings pool to financial market stability.

In our view, the greater integration of emerging markets into the global economy and financial system is a positive development. By ensuring multiple levels of global growth across different geographical areas, the chances of avoiding a global slump are higher. Greater integration also ensures the continuation of public policies toward more open trade, more transparent and better regulated capital markets that allow for greater capital formation and ultimately, higher economic growth.

After five continuous years of substantial gains, the question for most investors is whether emerging markets equities can continue to rise further, especially in the face of slowing global growth and financial market volatility. Furthermore, the price-to-earnings ratio of emerging markets stocks, which have traditionally traded at a discount, have become more similar to developed markets, providing little cushion in terms of valuation.

Against this backdrop, we remain cautious toward emerging markets equities in the near term. Although emerging markets economies remain quite robust, we believe they will not escape unscathed in the event of simultaneous economic slowdowns in the U.S., Europe and Japan, which appear increasingly likely. Moreover, if the U.S. enters a recession — a possibility that cannot be ruled out — the repercussions for emerging markets economies will be even greater.

There is no doubt that there is great vibrancy and momentum in domestic economies such as China, India, Brazil, Russia, Malaysia and Indonesia, even though more advanced emerging markets economies, such as South Korea and Taiwan, are growing at a slower pace. In the aggregate, the GDP of emerging markets economies grew at 8.1% in 2007, according to estimates from the International Monetary Fund (IMF) — more than three times the 2.5% rate of major developed economies in the U.S., Europe and Japan over the same period. China was estimated by the IMF to have been the world’s greatest contributor to global growth in 2007. With this degree of momentum, we expect domestic economies to provide some counterbalance to the slowdown in advanced economies, though we recognize this may not be enough to entirely offset the impact of sluggish developed economies. As such, we may see a period of slower economic growth and lower corporate profitability compared to recent years. Rising inflationary pressures and appreciating emerging markets currencies also limit the ability of authorities to use monetary tools to stimulate economies.

With this in mind, we are emphasizing higher quality, cash-generative companies in the fund along with those that have good earnings visibility. We are avoiding the more export-oriented industries, as well as most companies in the financials sector. We continue to like several small- and mid-sized companies based on their entrepreneurial culture and orientation toward domestic economies.

Despite these near-term challenges, the medium-term outlook for emerging markets remains quite positive. Utilizing the boon of recent economic growth, many governments have focused on addressing several economic imbalances by reducing or eliminating fiscal deficits, channeling surplus revenues from high commodity and energy prices into stabilization funds, building up foreign exchanges reserves and keeping inflation within bounds. According to the IMF, the current account surplus of emerging markets in the aggregate stood at $684 billion at the end of 2007, rising from $89 billion at the end of 2001. This compares to a $500 billion current account deficit for the advanced economies, most of it accounted for by the U.S. Large current account surpluses have attracted capital inflows, and policymakers have responded by letting exchange rates appreciate to a degree and by liberalizing capital outflows, while continuing to accumulate reserves.

Stronger fiscal and external account profiles should provide a greater degree of insulation for many emerging markets against financial market volatility and, should it occur, a slide in commodity and energy prices. With that, we also expect to see greater differentiation of returns among industries, markets and individual stocks as domestic and local factors have greater influence than external factors — a phenomenon we observed in this six-month period. We believe this is a good environment for active managers.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Shaw B. Wagener
Shaw B. Wagener
President

December 31, 2007

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s current investment adviser, is one of The Capital Group Companies,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network that employs more than 170 investment professionals based on three continents. They include analysts and portfolio managers, born in over 29 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

Over time, the fund’s adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, there are 22 analysts covering these countries, compared with four in 1986; 19 of these analysts also manage a portion of the fund. Most of the fund’s assets are managed by the six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio

December 31, 2007
unaudited

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds and notes	Percent of net assets
Materials	15.25%	.48%	.02%	-%	15.75%
Telecommunication services	11.59	.78	-	-	12.37
Industrials	11.71	-	-	-	11.71
Information technology	11.61	-	-	-	11.61
Financials	11.22	.27	-	.06	11.55
Energy	10.64	.49	-	-	11.13
Consumer discretionary	9.00	-	-	.01	9.01
Consumer staples	5.80	.77	-	-	6.57
Utilities	1.24	.59	-	.03	1.86
Health care	1.23	-	.01	-	1.24
Other	1.24	-	-	.29	1.53
	90.53%	3.38%	.03%	.39%	94.33%

Short-term securities					4.28
Excess of cash and receivables over payables					1.39

Net assets					100.00%

Equity securities		Value
	Shares	(000)

Argentina - 0.20%
Empresa Distribuidora y Comercializadora Norte SA, Class B (ADR) (1)	1,037,300	$22,841
Grupo Financiero Galicia SA, Class B (1)	5
Grupo Financiero Galicia SA, Class B (ADR) (1)	1,175,700	8,912
		31,753

Brazil - 7.13%
Anhanguera Educacional Participações SA, units (1)	578,600	12,359
B2W - Cía. Global do Varejo, ordinary nominative	1,158,600	46,240
B2W - Cía. Global do Varejo (GDR) (acquired 10/11/05, cost: $6,746,000) (2)	228,978	18,277
Banco do Estado do Rio Grande do Sul SA, Class B, preferred nominative	3,768,000	23,277
CESP - Cía. Energética de São Paulo, Class B, preferred nominative (1)	402,760	9,832
Cía. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	643,644	43,768
Cía. de Bebidas das Américas - AmBev, preferred nominative (ADR)	1,772,522	125,902
Cía. de Saneamento de Minas Gerais, ordinary nominative	1,444,800	25,177
Cía. Energética de Minas Gerais - CEMIG, preferred nominative	5,276,051	96,387
Cía. Vale do Rio Doce, ordinary nominative (ADR)	8,400	274
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	2,309,024	64,606
Companhia de Concessões Rodoviárias, ordinary nominative	3,460,200	53,488
Drogasil SA, ordinary nominative	1,521,000	12,269
Dufry South America Ltd. (BDR) (1)	2,238,500	57,252
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative	1,825,400	20,675
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	1,336,400	60,926
GVT (Holding) SA, ordinary nominative (1)	278,200	5,591
Helbor Empreendimentos SA, ordinary nominative (1)	2,590,000	16,714
Itaúsa - Investimentos Itaú SA, preferred nominative	3,129,274	20,668
LIGHT - Serviços de Eletricidade SA, ordinary nominative	560,613	9,028
Marfrig Frigoríficos e Comércio de Alimentos SA, ordinary nominative	4,673,800	40,065
Marisa SA, ordinary nominative (1)	2,840,600	12,534
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $11,955,000) (2) (3) (4)	27,000
Perdigão SA, ordinary nominative	2,256,629	56,143
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	271,500	31,288
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	833,000	80,151
SLC Agrícola SA (1)	1,274,800	11,823
Telemig Celular Participações SA, preferred nominative (ADR)	549,658	30,863
Telemig Celular SA, Class G, preferred nominative	38,529	13,624
Tele Norte Celular Participações SA, ordinary nominative (1) (4)	184,298	7,541
Tele Norte Celular Participações SA, preferred nominative (1) (4)	453,978	6,760
Tele Norte Leste Participações SA, preferred nominative	963,200	18,490
TIM Participações SA, ordinary nominative	9,498,543	44,849
TIM Participações SA, preferred nominative	16,180,302	55,299
TIM Participações SA, preferred nominative (ADR)	232,600	8,129
Usinas Siderúrgicas de Minas Gerais SA, ordinary nominative	160,700	7,498
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	267,247	12,243
		1,160,010

Canada - 0.49%
Banro Corp. (1)	1,063,500	12,214
CIC Energy Corp. (1) (4)	3,080,300	44,221
Platmin Ltd. (1)	2,384,200	22,843
Platmin Ltd. (CDI) (1)	64,200	607
		79,885

Chile - 0.39%
Cía. de Telecomunicaciones de Chile SA (ADR)	4,450,500	33,201
Ripley Corp SA	26,814,261	29,414
Ripley Corp SA, rights expire January 15, 2008	2,088,777	80
		62,695

China - 9.73%
Acorn International, Inc. (ADR) (1)	75,000	700
Advanced Semiconductor Manufacturing Corp. Ltd. (Hong Kong) (1)	8,030,000	395
Alibaba.com Ltd. (Hong Kong) (1)	1,282,500	4,548
Anhui Conch Cement Co. Ltd. (Hong Kong)	6,532,000	56,268
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Citigroup, expire January 20, 2010 (acquired 12/21/06, cost: $860,000) (2)	236,600	2,359
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Lehman Brothers, expire June 2, 2008 (acquired 5/31/06, cost: $359,000) (2)	96,795	965
ANTA Sports Products Ltd. (Hong Kong) (1)	24,728,600	34,149
Beijing Enterprises Holdings Ltd. (Hong Kong)	6,527,000	30,738
Bio-Treat Technology Ltd. (Singapore)	8,713,911	4,696
BYD Co. Ltd. (Hong Kong)	5,697,000	37,572
China Aoyuan Property Group Ltd. (Hong Kong) (1)	46,469,000	24,522
China Communications Construction Co. Ltd. (Hong Kong)	18,200,000	46,931
China Construction Bank Corp. (Hong Kong)	60,010,600	50,330
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong) (1)	1,249,000	3,271
China Huiyuan Juice Group Ltd. (Hong Kong) (1)	930,500	968
China Life Insurance Co. Ltd. (Hong Kong)	1,423,000	7,242
China Life Insurance Co. Ltd. (ADR)	486,566	37,222
China Mengniu Dairy Co. (Hong Kong)	18,151,000	66,383
China Merchants Bank Co. Ltd. (Hong Kong)	3,160,500	12,747
China Mobile Ltd. (Hong Kong)	3,206,000	55,555
China Molybdenum Co. Ltd. (Hong Kong) (1)	23,349,000	42,197
China National Offshore Oil Corp. (Hong Kong)	8,935,000	14,998
China Oilfield Services Ltd. (Hong Kong)	2,638,000	5,963
China Overseas Land & Investment Ltd. (Hong Kong)	8,418,083	17,261
China Resources Enterprise Ltd. (Hong Kong)	7,394,000	31,470
China Shenhua Energy Co. Ltd. (Hong Kong)	23,427,500	138,930
China Yurun Food Group Ltd. (Hong Kong)	6,305,000	10,358
COSCO Pacific Ltd. (Hong Kong)	8,917,000	23,556
Country Garden Holdings Co. Ltd. (Hong Kong) (1)	5,659,000	6,520
Ctrip.com International Ltd. (ADR)	1,072,600	61,642
Dalian Port (PDA) Co. Ltd. (Hong Kong)	9,674,000	7,287
GOME Electrical Appliances Holding Ltd. (Hong Kong)	86,821,829	219,584
Industrial and Commercial Bank of China Ltd. (Hong Kong)	110,497,000	78,537
Intime Department Store (Group) Co. Ltd. (Hong Kong) (1)	1,101,500	1,292
Lenovo Group Ltd. (Hong Kong)	79,412,700	70,311
Li Ning Co. Ltd. (Hong Kong)	7,104,000	26,064
New Oriental Education & Technology Group Inc. (ADR) (1)	388,300	31,293
Nine Dragons Paper Industries Co. Ltd. (Hong Kong)	17,069,200	42,879
PetroChina Co. Ltd. (Hong Kong)	22,365,100	39,466
Qinghai Salt Lake Potash Co. Ltd., Class A Call Warrants issued by UBS AG, expire May 10, 2010 (acquired 5/8/07, cost: $14,396,000) (2)	2,865,214	30,543
Semiconductor Manufacturing International Corp. (Hong Kong) (1)	143,843,000	15,011
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000	4,104
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	20,880,000	7,103
Sinofert Holdings Ltd. (Hong Kong)	138,158,300	128,050
Tong Ren Tang Technologies Co. Ltd. (Hong Kong)	804,900	1,491
TPV Technology Ltd. (Hong Kong)	43,528,000	31,449
Wumart Stores, Inc. (Hong Kong)	3,878,384	3,289
Yanzhou Coal Mining Co. Ltd. (Hong Kong)	8,268,000	16,121
		1,584,330

Colombia - 0.35%
Cía. de Cemento Argos SA	1,999,900	8,904
Inversiones Argos SA	7,906,483	47,274
		56,178

Egypt - 3.60%
Commercial International Bank (Egypt) S.A.E	883,146	14,612
Egyptian Company for Mobile Services S.A.E.	2,477,200	91,565
Orascom Construction Industries Co.	2,048,971	212,541
Orascom Construction Industries Co. (GDR)	391,656	82,021
Orascom Telecom Holding S.A.E (GDR)	2,183,900	180,863
Raya Holding Co. for Technology and Communication S.A.E	1,634,700	3,867
		585,469

Germany - 0.15%
C.A.T. oil AG (1)	1,103,502	24,066
		24,066

Hong Kong - 1.21%
C C Land Holdings Ltd.	44,176,300	63,710
Clear Media Ltd. (1)	13,011,000	13,562
Foxconn International Holdings Ltd. (1)	12,769,000	28,490
Kerry Properties Ltd.	447,000	3,565
Kingway Brewery Holdings Ltd.	8,215,300	2,288
Melco International Development Ltd.	443,000	660
Shangri-La Asia Ltd.	27,397,246	85,087
		197,362

India - 7.06%
Ambuja Cements Ltd.	37,137,092	138,416
Apollo Hospitals Enterprise Ltd.	1,222,966	16,225
Apollo Hospitals Enterprise Ltd. (GDR)	233,800	3,102
Bharat Electronics Ltd.	380,971	20,394
Bharat Heavy Electricals Ltd.	751,212	49,105
Bharti Airtel Ltd. (1)	2,727,074	68,605
Cummins India Ltd.	1,182,073	12,459
DLF Ltd.	6,802,923	184,377
GMR Infrastructure Ltd. (1)	2,892,000	18,188
Grasim Industries Ltd.	42,800	3,972
Hotel Leelaventure Ltd.	2,874,100	5,243
Housing Development Finance Corp. Ltd.	1,292,994	93,632
Info Edge (India) Ltd.	4,663	157
Infosys Technologies Ltd.	858,820	38,384
Infrastructure Development Finance Co. Ltd.	8,728,191	50,470
Ishaan Real Estate PLC (1)	2,077,023	4,370
Jammu and Kashmir Bank Ltd.	537,400	11,632
Larsen & Toubro Ltd.	642,219	67,634
McLeod Russel India Ltd. (4)	5,566,169	12,224
Mundra Port and Special Economic Zone Ltd. (1)	9,900	319
Rajesh Exports Ltd.	1,265,191	29,043
Reliance Industries Ltd.	287,193	21,004
SET India Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195	29,519
Shopper's Stop Ltd.	1,005,300	14,155
Shree Cement Ltd.	617,122	20,972
Sobha Developers Ltd.	263,020	6,067
Steel Authority of India Ltd.	439,237	3,155
Suzlon Energy Ltd.	3,005,268	147,617
United Spirits Ltd.	1,455,291	73,350
Wipro Ltd.	365,778	4,865
		1,148,655

Indonesia - 2.67%
PT Astra International Tbk	30,685,000	88,361
PT Bank Mandiri (Persero) Tbk	113,853,500	41,980
PT Bank Rakyat Indonesia (Persero) Tbk	7,686,000	5,999
PT Ciputra Surya Tbk (1)	30,567,500	3,163
PT Jaya Real Property	9,808,000	1,598
PT Medco Energi Internasional Tbk	50,490,500	27,569
PT Perusahaan Gas Negara (Persero) Tbk	3,253,500	5,269
PT Surya Citra Media Tbk	38,277,500	3,832
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	237,978,402	257,408
		435,179

Israel - 1.83%
"Bezeq" The Israel Telecommunication Corp. Ltd.	31,422,227	58,242
Bank Hapoalim B.M.	7,205,036	35,837
Bank Leumi le-Israel B.M.	4,094,044	19,817
Israel Chemicals Ltd.	4,578,206	58,167
Orbotech Ltd. (1)	425,673	7,471
Partner Communications Co. Ltd.	625,604	13,800
Supersol Ltd.	5,684,048	25,114
Teva Pharmaceutical Industries Ltd. (ADR)	1,694,600	78,765
		297,213

Kazakhstan - 0.45%
OJSC KazMunaiGas Exploration Production (GDR)	2,373,400	73,065
		73,065

Malaysia - 4.74%
AirAsia Bhd. (1)	35,786,500	17,221
Astro All Asia Networks PLC	12,580,200	13,271
Bumiputra-Commerce Holdings Bhd.	46,536,649	153,420
E & O Property Development Bhd. (1)	18,711,300	15,823
EON Capital Bhd.	1,563,400	3,124
Gamuda Bhd.	12,355,600	17,877
Genting Bhd.	4,174,000	9,895
IJM Corp. Bhd.	40,072,114	103,858
IOI Corp. Bhd.	75,620,175	175,787
Mah Sing Group Bhd.	30,938,633	17,901
MISC Bhd.	6,549,700	19,541
Naim Cendera Holdings Bhd.	7,034,300	10,081
Resorts World Bhd.	20,843,500	24,368
S P Setia Bhd. (1)	34,980,450	52,055
Tanjong PLC	3,215,100	17,900
Telekom Malaysia Bhd.	17,556,200	59,194
Transmile Group Bhd. (1) (4)	15,205,500	12,315
UMW Holdings Bhd.	10,145,196	47,771
		771,402

Mexico - 5.86%
América Móvil, SAB de CV, Series A	48,825,000	148,713
América Móvil, SAB de CV, Series L	45,233,020	138,809
América Móvil, SAB de CV, Series L (ADR)	3,787,800	232,533
Carso Infraestructura y Construcción SAB de CV, Series B1 (1)	54,802,200	52,140
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	2,619,523	67,715
Empresas ICA, SAB de CV, ordinary participation certificates (1)	16,520,851	109,210
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B (ADR)	296,787	7,455
Grupo Famsa, SAB de CV, Series A (1)	5,833,306	18,308
Grupo Financiero Inbursa, SAB de CV	20,551,000	53,421
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	966,928	22,984
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B1 (1)	40,116,400	52,140
Industrias CH, SAB de CV, Series B (1)	1,930,800	8,141
Kimberly-Clark de México, SAB de CV, Series A	6,463,450	28,348
Wal-Mart de México, SAB de CV, Series V	3,936,395	13,599
		953,516

Morocco - 0.09%
Holcim (Maroc) SA	46,585	15,291
		15,291

Netherlands - 0.10%
Efes Breweries International NV (GDR) (1)	465,304	15,727
		15,727

Oman - 0.28%
BankMuscat (SAOG) (GDR)	2,040,632	45,404

Pakistan - 0.11%
Fauji Fertilizer Co. Ltd.	1,453,600	2,801
Oil and Gas Development Co. Ltd. (GDR)	791,800	14,648
		17,449

Philippines - 1.29%
Ayala Land, Inc.	72,366,696	25,055
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431
International Container Terminal Services, Inc.	16,286,388	17,847
Philippine Airlines, Inc. (1)	68,631,450	2,417
Philippine Long Distance Telephone Co.	374,480	28,737
Philippine Long Distance Telephone Co. (ADR)	239,500	18,135
PNOC Energy Development Corp.	564,536,000	89,143
SM Investments Corp.	2,313,829	18,947
SM Prime Holdings, Inc.	40,278,446	9,917
		210,198

Poland - 0.48%
Polski Koncern Naftowy ORLEN SA (1)	2,630,300	54,856
Telekomunikacja Polska SA	2,582,800	23,482
		78,338

Republic of Croatia - 0.10%
HT - Hrvatske telekomunikacije d.d. (GDR) (1)	246,972	17,034
		17,034

Russia - 11.73%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,189,000) (1) (2) (3) (4) (5)	11,067,256	17,902
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $16,849,000) (1) (2) (3) (4) (5)	17,991,464	28,705
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $406,000) (1) (2) (3) (4) (5)	406,137	115
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $69,000) (1) (2) (3) (4) (5)	69,000	69
Evraz Group SA (GDR)	2,331,550	180,592
Integra Group, Class A (GDR) (1)	2,133,110	35,928
JSC Uralkali (1)	9,562,441	73,663
JSC Uralkali (GDR) (1)	488,371	17,988
New Century Capital Partners, LP (acquired 12/7/95, cost: $1,488,000) (1) (2) (3)	5,247,900	5,951
OAO Belon	156,800	14,739
OAO Gazprom	1,334,000	18,672
OAO Gazprom (ADR)	8,204,750	462,025
OAO LUKOIL (ADR)	796,000	68,340
OAO Raspadskaya	3,068,425	19,945
OAO Severstal (GDR)	1,174,300	27,089
OAO TMK	1,212,914	13,160
OAO TMK (GDR)	1,431,305	64,299
OJSC LSR Group (GDR) (1)	1,313,400	18,388
OJSC M.video (1)	5,087,570	35,867
OJSC Magnit (1)	494,894	24,947
OJSC Magnitogorsk Iron and Steel Works (GDR)	7,125,000	118,696
OJSC MMC Norilsk Nickel (ADR)	263,870	70,918
OJSC Mobile TeleSystems (ADR)	883,500	89,931
OJSC Novolipetsk Steel (GDR)	2,347,550	95,127
OJSC OC Rosneft (GDR)	17,759,712	171,473
OJSC OGK-5	72,533,588	12,708
OJSC Pharmstandard (GDR) (1)	1,664,700	45,447
OJSC Power Machines (1)	66,002,565	13,399
OJSC Vimpel-Communications (ADR)	1,209,100	50,299
OJSC VTB Bank (GDR) (1)	1,646,300	16,865
RAO Unified Energy System of Russia (GDR) (1)	8,147	1,059
Sberbank (Savings Bank of the Russian Federation)	12,547,414	52,355
Sberbank (Savings Bank of the Russian Federation) (GDR)	34,500	18,686
X5 Retail Group NV (GDR) (1)	665,050	24,220
		1,909,567

Singapore - 1.26%
Ascendas India Trust	28,651,500	25,520
Banyan Tree Holdings Ltd.	3,782,000	5,362
CapitaRetail China Trust (1)	9,676,000	14,365
Olam International Ltd.	3,732,000	7,340
Straits Asia Resources Ltd.	18,562,000	39,897
Wilmar International Ltd.	24,316,420	90,586
Yanlord Land Group Ltd.	9,953,000	22,820
		205,890

South Africa - 5.99%
Adcorp Holdings Ltd.	868,508	5,083
AngloGold Ashanti Ltd.	659,380	28,291
AngloGold Ashanti Ltd. (ADR)	353,285	15,124
Anglo Platinum Ltd.	392,541	57,929
Anglo Platinum Ltd., 6.38% convertible preferred May 31, 2009	79,068	4,052
ArcelorMittal South Africa Ltd.	568,588	11,356
Aveng Ltd.	7,925,405	70,587
Cashbuild Ltd.	798,830	6,286
Discovery Holdings Ltd.	253,711	1,012
FirstRand Ltd.	4,519,717	13,162
Gold Fields Ltd.	6,630,300	95,162
Gold Fields Ltd. (ADR)	2,169,200	30,803
Harmony Gold Mining Co. Ltd. (1)	5,063,108	52,213
Harmony Gold Mining Co. Ltd. (ADR) (1)	4,330,092	44,643
Impala Platinum Holdings Ltd.	2,015,287	69,569
Massmart Holdings Ltd.	738,602	7,757
MTN Group Ltd.	1,360,016	25,489
Murray & Roberts Holdings Ltd.	5,277,906	78,696
Mvelaphanda Resources Ltd. (1)	3,559,539	21,771
Naspers Ltd., Class N	1,054,658	24,841
Raubex Group Ltd.	1,710,452	11,895
Sappi Ltd.	2,789,306	39,849
Sappi Ltd. (ADR)	605,000	8,724
Sasol Ltd.	1,015,211	50,390
Sasol Ltd. (ADR)	100,900	4,992
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $10,827,000) (2) (3) (4) (5)	27,594	35,843
Standard Bank Group Ltd.	7,903,608	115,704
Truworths International Ltd.	1,200,597	4,745
Wilson Bayly Holmes - Ovcon Ltd.	1,958,005	39,402
		975,370

South Korea - 9.21%
Cheil Communications Inc.	31,970	9,619
Daegu Bank, Ltd.	900,620	14,781
Gmarket Inc. (ADR) (1) (4)	2,503,089	62,327
GS Engineering & Construction Corp.	253,360	41,554
Hana Financial Holdings	383,110	20,744
Hankook Tire Co., Ltd.	3,293,860	62,373
Hite Brewery Co., Ltd.	221,320	33,600
Hynix Semiconductor Inc. (1)	1,840,140	50,405
Hyundai Development Co.	127,544	12,470
Hyundai Mobis Co., Ltd.	109,520	10,176
Hyundai Steel Co.	540,660	44,959
Kookmin Bank	877,895	64,543
Korean Reinsurance Co.	1,129,400	15,648
KT&G Corp.	385,010	32,753
Kumho Industrial Co., Ltd.	128,070	7,623
Kumho Industrial Co., Ltd., rights expire February 22, 2008	15,368	223
LG Household & Health Care Ltd.	40,691	8,474
LG.Philips LCD Co., Ltd. (1)	909,360	48,118
LG.Philips LCD Co., Ltd. (ADR) (1)	400,408	10,403
LG Telecom Ltd.	8,232,645	86,347
Lotte Shopping Co.	58,861	25,777
Lotte Shopping Co. (GDR)	2,900	64
Lotte Shopping Co. (GDR) (acquired 1/27/06, cost: $8,453,000) (2)	408,970	8,969
Macquarie Korea Infrastructure Fund	205,000	1,480
Macquarie Korea Infrastructure Fund (GDR)	4,843,310	33,903
Mirae Asset Securities Co., Ltd.	30,297	5,464
NHN Corp. (1)	216,302	51,293
POSCO	42,740	25,874
Samsung Electronics Co., Ltd.	253,286	148,911
Samsung Electronics Co., Ltd. (GDR)	758,028	219,991
Samsung Engineering Co., Ltd.	790,420	77,997
Samsung Securities Co., Ltd.	107,080	10,166
Samsung Techwin Co., Ltd.	550,160	24,356
Shinhan Financial Group Co., Ltd.	1,449,210	83,174
Shinsegae Co., Ltd.	39,506	30,447
SK Energy Co., Ltd.	461,270	88,747
SK Telecom Co., Ltd.	1,003	266
SK Telecom Co., Ltd. (ADR)	635,000	18,948
Sungshin Cement Co., Ltd. (1)	357,250	6,117
		1,499,084

Sri Lanka - 0.17%
Dialog Telekom Ltd.	149,615,180	27,553
		27,553

Taiwan - 9.72%
Asia Cement Corp.	8,081,481	11,736
AU Optronics Corp.	23,358,993	45,149
AU Optronics Corp. (ADR)	1,097,880	21,079
Cathay Financial Holding Co., Ltd.	21,680,196	44,865
China Steel Corp.	15,027,160	20,022
Chinatrust Financial Holding Co., Ltd. (1)	17,410,000	12,318
CTCI Corp. (4)	34,332,870	24,143
Delta Electronics, Inc.	24,779,922	84,226
EVA Airways Corp. (1)	32,569,648	13,491
Formosa Plastics Corp.	32,635,000	91,171
Fubon Financial Holding Co., Ltd.	18,027,000	15,906
High Tech Computer Corp.	5,878,469	107,579
Hon Hai Precision Industry Co., Ltd.	53,757,468	332,218
Hon Hai Precision Industry Co., Ltd. (GDR)	1,027,342	12,666
InnoLux Display Corp.	29,115	98
MediaTek Incorporation	4,059,761	52,266
Phison Electronics Corp.	1,980,321	13,186
President Chain Store Corp.	5,042,517	13,198
Siliconware Precision Industries Co., Ltd.	3,310,493	5,894
Synnex Technology International Corp.	13,356,355	33,049
Taiwan Cement Corp.	100,766,470	138,477
Taiwan Mobile Co., Ltd.	24,832,000	33,162
Taiwan Semiconductor Manufacturing Co., Ltd.	202,837,176	385,943
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,052,700	10,485
TECO Electric & Machinery Co., Ltd.	86,872,000	43,150
Test-Rite International Co., Ltd.	16,066,643	9,509
Tong Yang Industry Co., Ltd.	4,618,770	3,856
Tripod Technology Corp.	494,760	1,776
Yageo Corp.	4,163,000	1,454
		1,582,072

Thailand - 1.67%
Advanced Info Service PCL	9,456,700	26,949
Banpu PCL	9,719,200	113,717
Banpu PCL, nonvoting depositary receipt	4,504,100	52,699
Bumrungrad Hospital PCL	34,760,100	41,608
Glow Energy PCL	8,734,800	8,617
Major Cineplex Group PCL	22,938,300	12,867
Rojana Industrial Park PCL	30,256,300	15,419
		271,876

Turkey - 1.67%
Akbank TAŞ	11,215,484	83,267
Aktas Elektrik Ticaret AŞ (1)	4,273
Anadolu Efes Biracilik ve Malt Sanayii AŞ	3,639,971	43,312
Coca-Cola İçecek AŞ, Class C	1,300,245	15,020
Dogan Yayin Holding AŞ (1)	1,735,356	7,017
Migros Türk TAŞ	1,061,595	20,725
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B (1)	823,420	1,663
Turkcell İletişim Hizmetleri AŞ	3,384,316	37,228
Türkiye Garanti Bankasi AŞ	1,493,989	13,382
Türkiye Petrol Rafinerileri AŞ	360,387	10,548
Yapi ve Kredi Bankasi AŞ (1)	11,148,358	39,268
		271,430

United Arab Emirates - 0.11%
DP World Ltd. (1)	14,885,500	18,160
		18,160

United Kingdom - 1.12%
Ferrexpo PLC (1)	11,936,200	54,188
Gem Diamonds Ltd. (1)	2,443,811	46,405
Kazakhmys PLC	258,790	6,966
Lonmin PLC	588,215	36,169
Nikanor PLC (1)	2,377,704	29,398
Volga Gas PLC (1)	1,382,346	9,736
		182,862

United States of America - 0.80%
CTC Media, Inc. (1)	2,376,000	71,755
Genpact Ltd. (1)	1,700,300	25,896
Net 1 UEPS Technologies, Inc. (1)	237,300	6,967
Sohu.com Inc. (1)	297,400	16,214
Transmeridian Exploration, Inc. (1)	4,847,900	9,647
		130,479

Vietnam - 0.12%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $3,914,000) (1) (2) (3)	1,415,941	7,505
Vietnam Resource Investments (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (2) (3)	1,108,000	11,302
		18,807

Multinational - 0.62%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $6,704,000) (2) (3) (4) (5)	55,951	15,226
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $36,702,000) (2) (3) (4) (5)	45,507	68,305
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (4)	609,873	4,470
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,035,000) (1) (2) (4)	277,633	2,035
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240	710
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369	9,688
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $342,000) (1) (2) (3) (4)	600,000	220
		100,654

Miscellaneous - 1.44%
Equity securities in initial period of acquisition		235,027

Total equity securities (cost: $9,206,200,000)		15,289,050

Bonds and notes	Units or principal	Value
	amount (000)	(000)

Argentina - 0.23%
Republic of Argentina:
Index-Linked, Payment-in-Kind Bond, 8.18% December 31, 2033 (6)	ARS94,419	31,113
GDP-Linked Bond, 0% December 15, 2035 (7)	216,715	6,091
		37,204

Brazil - 0.11%
Banco BMG SA 8.75% July 1, 2010 (acquired 6/22/05, cost: $10,067,000) (2)	$10,080	10,130
LIGHT - Serviços de Eletricidade SA 10.236% convertible debentures June 30, 2015 (6)	BRL3,280	4,981
Nota do Tesouro Nacional 10% January 1, 2017	5	2,322
		17,433

Colombia - 0.01%
Republic of Colombia 11.75% March 1, 2010	COP3,100,000	1,601
		1,601

Dominican Republic - 0.00%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $661,000) (2)	$624	665
		665

India - 0.01%
Rajesh Exports Ltd. 0% convertible debentures, February 21, 2012 (7)	1,400	2,332
		2,332

Russia - 0.00%
Russian Federation 7.50% March 31, 2030 (6)	275	313
		313

Turkey - 0.02%
Republic of Turkey:
14.00% January 19, 2011	TRY2,300	1,863
Index-Linked Bond, 10.402% February 15, 2012 (6)	2,060	1,913
		3,776

Venezuela - 0.01%
Republic of Venezuela:
8.50% October 8, 2014	$195	189
7.65% April 21, 2025	1,225	1,050
		1,239

Total bonds and notes (cost: $54,169,000)		64,563

Short-term securities	Units or principal	Value
	amount (000)	(000)

Corporate short-term notes - 3.65%
Barclays U.S. Funding Corp. 5.205% due 2/11/08	154,000	153,096
CAFCO LLC 5.375% due 1/14/08	41,000	40,914
Ciesco LLC 5.45% due 1/14/08	63,200	63,066
IBM Capital Inc. 4.24% due 1/14/08	5,000	4,992
International Lease Finance Corp. 4.88% due 1/14/08	73,200	73,061
Liberty Street Funding Co. 5.80%-6.25% due 1/14/08	165,000	164,605
Old Line Funding LLC 6.15% due 1/14/08	69,300	69,134
Thunder Bay Funding LLC 6.15% due 1/14/08	25,154	25,094
		593,962

Federal agency discount notes - 0.63%
Federal Home Loan Bank Discount Corp. 3.15% due 1/2/08	102,500	102,482
		102,482

Total short-term securities (cost: $696,411,000)		696,444

Total investment securities (cost: $9,956,780,000)		16,050,057
Excess of cash and receivables over payables		225,624

Net assets		$16,275,681

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists.  As of December 31, 2007, the total value and cost of such securities were $309,473,000 and $270,868,000, respectively, and the value represented 1.90% of net assets.

(3) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.

(4) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund (see note 7 in Notes to Financial Statements).

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6) Coupon rate may change periodically.
(7) Represents a zero coupon security that may convert to a coupon-bearing security at a later date.

Abbreviations

Securities:
ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts

Non-U.S. currency:
ARS - Argentine Peso
BRL - Brazilian Real
COP - Colombian Peso
TRY - New Turkish Lira

Financial statements
unaudited

Statement of assets and liabilities	(dollars in thousands, except per-share data)
at December 31, 2007

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $9,667,866)	$15,697,238
Affiliated issuers (cost: $288,914)	352,819	$16,050,057

Cash		25,835
Receivables for--
Sales of investments	179,395
Sales of fund's shares	4,105
Dividends and interest	38,734
Non-U.S. taxes	21,124	243,358

		16,319,250

Liabilities:
Payables for--
Purchases of investments		32,331
Investment advisory fee		7,948
Directors' compensation		1,414
Other fees and expenses		1,405
Non-U.S. taxes		471

		43,569

Net assets at December 31, 2007 --
Equivalent to $14.41 per share on
1,129,397,713 shares of $0.01 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$16,275,681

Net assets consist of:
Capital paid in on shares of capital stock		$9,484,503
Distributions in excess of net investment income		(285,293)
Accumulated net realized gain		980,924
Net unrealized appreciation		6,095,547

Net assets at December 31, 2007		$16,275,681

See Notes to Financial Statements

Statement of operations	(dollars in thousands)
for the six months ended December 31, 2007

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $18,547;	$165,127
also includes $1,322 from affiliates)
Interest (includes $54 from affiliates)	20,074	$185,201

Fees and expenses:
Investment advisory services	48,883
Custodian	4,006
Registration statement and prospectus	17
Auditing and legal	200
Reports to shareholders	11
Directors' compensation	472
Other	52

Total expenses before expense reduction	53,641
Custodian expense reduction	348	53,293

Net investment income		131,908

Realized gain and unrealized
appreciation on investments:
Net realized gain before non-U.S. taxes (includes	2,408,550
$10,452 net gain from affiliates)
Non-U.S. taxes	(347)

Net realized gain on investments		2,408,203

Net change in unrealized appreciation on investment
securities and other assets and liabilities	(289,904)
Net change in unrealized appreciation
on open forward currency contracts	(219)

Net change in unrealized appreciation	(290,123)
Non-U.S. taxes	12

Net change in unrealized appreciation on
investments		(290,111)

Net realized gain and net change in unrealized
appreciation on investments		2,118,092

Net increase in net assets resulting
from operations		$2,250,000

Statement of changes in net assets	(dollars in thousands)
	(unaudited)
	Six months ended	Year ended
	December 31, 2007	June 30, 2007

Operations:
Net investment income	$131,908	$180,825
Net realized gain on investments	2,408,203	3,172,778
Net change in unrealized appreciation
on investments	(290,111)	2,130,184

Net increase in net assets
resulting from operations	2,250,000	5,483,787

Dividends and distributions paid
to shareholders:
Dividends from net
investment income and non-U.S. currency gain	(489,910)	(283,975)
Distributions from net
realized gain on investments	(3,778,118)	(3,155,591)

Total distributions	(4,268,028)	(3,439,566)

Capital share transactions:
Proceeds from shares sold:
4,161,170 and 33,815,767* shares, respectively	72,421	520,168
Proceeds from shares issued in
reinvestment of net investment income dividends
and net realized gain distributions:
297,687,658 and 244,994,225* shares, respectively	4,203,350	3,389,740
Cost of shares repurchased:
76,135,682 and 105,011,870* shares, respectively	(1,365,290)	(1,671,119)

Net increase in net assets
resulting from capital share
transactions	2,910,481	2,238,789

Total increase in net assets	892,453	4,283,010

Net assets:
Beginning of period	15,383,228	11,100,218

End of period
(including distributions in excess of net investment
income and undistributed net investment income:
($285,293) and $72,709, respectively)	$16,275,681	$15,383,228

See Notes to Financial Statements
*The data reflects a 5-for-1 stock split effective at the close of business on
January 12, 2007.

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end, interval investment company (open-end interval fund). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type.   Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures approved by the fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of the portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market or unanticipated market closures. At December 31, 2007, 307 securities were fair valued with an aggregate value of $12,081,910,000. Of these 307 securities, 281 securities were fair valued with an aggregate value of $11,823,020,000 due to significant movements in the U.S. market after the close of trading in the markets of these securities.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.   As of December 31, 2007, unfunded capital commitments totaled $94,009,000.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. As of December 31, 2007, the fund did not have any open forward currency contracts.

2.	Investments outside the U.S.

Investment risk– The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; price fluctuations and revaluations of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; valuation challenges; certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to taxes in those countries. The fund records an estimated liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities. As of December 31, 2007, accrued non-U.S. taxes on unrealized gains were $471,000.

As of December 31, 2007, the receivable for non-U.S. taxes includes $19,359,000 related to India capital gains taxes that are currently in dispute. The fund has received favorable rulings on $18,398,000 of the amount under dispute, which may be subject to further appeal. Based on the advice of outside counsel, management believes it is more likely than not that the remaining $961,000 in dispute will be resolved in the fund’s favor. Potential tax, interest and penalty amounts relating to these issues, if any, may be assessed in the future. If the disputes are ultimately resolved unfavorably, it will not have a material adverse effect on the fund’s financial position or results of operations.

Currency gains and losses - Net realized currency losses on dividends, interest, reclaimable withholding taxes, forward contracts, and other receivables and payables, on a book basis, were $6,344,000 for the six months ended December 31, 2007.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on July 1, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state authorities for tax years before 2002 and by tax authorities outside the U.S. for tax years before 1999.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; income on certain investments; and unrealized appreciation or depreciation of certain investments in securities outside the U.S.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the six months ended December 31, 2007, the tax characters of distributions paid to shareholders were ordinary income, short-term realized gain and long-term realized gain in the amounts of $489,910,000, $539,731,000 and $3,238,387,000, respectively. For the year ended June 30, 2007, the tax characters of the distributions paid to shareholders were ordinary income and long-term realized gain in the amounts of $283,975,000 and $3,155,591,000, respectively.

As of December 31, 2007, the tax basis of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross unrealized appreciation on investment securities	$6,114,527,000
Gross unrealized depreciation on investment securities	(301,600,000)
Net unrealized appreciation on investment securities	5,812,927,000
Cost of investment securities	10,237,130,000

During the six months ended December 31, 2007, the fund realized, on a tax basis, a net capital gain of $1,944,108,000.

4.	Fees and transactions with related parties

Investment advisory services fee– The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee– The fund has an agreement with American Funds Service CompanySM (AFS), the transfer agent for the fund.  AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing.  Transfer agent fees were $1,000 for the six months ended December 31, 2007.  This amount was included in other fees and expenses.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $305,000 in current fees (either paid in cash or deferred) and a net increase of $167,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5.	Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of December 31, 2007, the total value of restricted securities was $309,473,000, which represents 1.90% of the net assets of the fund.

6.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,128,464,000 and $5,710,388,000, respectively, during the six months ended December 31, 2007.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank.  For the six months ended December 31, 2007, the custodian fee of $4,006,000 was reduced by $348,000, rather than paid in cash.

7.	Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2007, is as follows:

					Dividend
					and interest
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
CIC Energy	2,608,700	471,600	-	3,080,300	$-	$44,221
CTCI	33,626,710	706,160	-	34,332,870	1,077	24,143
Gmarket	-	2,503,089	-	2,503,089	-	62,327
McLeod Russel India	5,566,169	-	-	5,566,169	138	12,224
Tele Norte Celular Participações	31,913,830,561	-	31,913,192,285	638,276	-	14,301
Transmile Group	15,205,500	-	-	15,205,500	-	12,315

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund	10,539,847	527,409	-	11,067,256	-	17,902
Baring Vostok Private Equity Fund III	16,901,200	1,090,264	-	17,991,464	-	28,705
Baring Vostok Private Equity Fund IV	150,137	325,000	-	475,137	-	184
Capital International Global Emerging
Markets Private Equity Fund	55,905	46	-	55,951	10	15,226
Capital International Private Equity Fund IV	44,370	1,137	-	45,507	44	68,305
International Hospital	887,506	-	-	887,506	-	6,505
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	10,398
New GP Capital Partners	27,000	-	-	27,000	12	-
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	53	220
South African Private Equity Fund III	27,594	-	-	27,594	42	35,843

Unaffiliated issuers*:
Transmeridian Exploration	5,808,500	337,400	1,298,000	4,847,900	-	-
Vietnam Resource Investments	1,108,000	-	-	1,108,000	-	-
					$1,376	$352,819

*Affiliated during the period but no longer affiliated at December 31, 2007.

Financial highlights

	Six months ended	Year ended June 30[1,3]
	December 31,
	2007[1,2]	2007	2006	2005	2004	2003
Net asset value, beginning of
period	$17.02	$15.21	$15.70	$11.87	$9.48	$8.96

Income from investment
operations:
Net investment income	.15	.22	.26	.27	.19	.18
Net realized and unrealized
gain on investments	2.38	6.56	5.05	3.77	2.45	.44

Total income from
investment operations	2.53	6.78	5.31	4.04	2.64	.62

Less distributions:
Dividends from
net investment income	(.59)	(.41)	(.50)	(.21)	(.25)	(.10)
Distributions from
net realized gains	(4.55)	(4.56)	(5.30)	-	-	-

Total distributions	(5.14)	(4.97)	(5.80)	(.21)	(.25)	(.10)

Net asset value, end of period	$14.41	$17.02	$15.21	$15.70	$11.87	$9.48

Total return	15.48%[4]	52.08%	37.88%	34.34%	27.89%	7.14%

Ratios/supplemental data:
Net assets, end of period
(in millions)	$16,276	$15,383	$11,100	$13,632	$15,758	$16,154
Ratio of expenses to average
net assets	.66%[5]	.70%	.72%	.71%	.70%	.70%
Ratio of net income to average
net assets	1.62%[5]	1.39%	1.57%	1.96%	1.64%	2.14%
'Portfolio turnover rate	26.53%[4]	52.19%	38.48%	29.00%	35.36%	33.70%

[1] Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.
[2] Unaudited.
[3] The per share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.
[4] Based on operations for the period shown and, accordingly, not representative of a full year's operations.
[5] Annualized.

Expense example
                                                                                 unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,154.85	$3.57	.66%
Hypothetical 5% return before expenses	1,000.00	1,021.82	3.35	.66

* Expenses are equal to the fund’s annualized expense ratio of .66%, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International  Capital Guardian  Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-915-0208P(NLS)

Litho in USA  TAG/WS/9099-S10567

© 2008 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: March 7, 2008

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: March 7, 2008